EXHIBIT 23.

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements of our report dated August 3, 1995 with respect to the consolidated financial statements of Universal Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 1995.


   Registration Statement
          Number                                     Description

        33-21781                                       Form S-8
        33-38652                                       Form S-8
        33-55140                                       Form S-8
        33-38148                                       Form S-8
        33-56719                                       Form S-8




                                                       /s/ ERNST & YOUNG LLP

Richmond, Virginia
September 22, 1995